EXHIBIT 99.1

KITE HEADQUARTERS Indianapolis, IN

KITE REALTY GROUP * DISCLAIMER This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.

KITE REALTY GROUP

COMPANY OVERVIEW

Information as of June 30, 2012

Stable Operating Portfolio

- Owned interests in 62 operating properties totaling approximately 9.3 million square feet of gross leasable area (GLA).
- Diverse tenant base: Largest tenant (Publix Supermarket) represents only 3.3% of annualized base rent
- 5 mile demographics: Population - 126,000; Average Household Income - $85,000

Increased Leasing & Operating Productivity

- Same property net operating income for the second quarter of 2012 increased 2.4% over the same period in the prior year. Six consecutive quarters of same property NOI increase.
- Revenue from property operations increased 5.9% in the second quarter over the prior year.
- 11 consecutive quarters of positive cash rent spreads.
- Small shop leased percentage increased to 80.6% as of June 30, 2012 from 79.9% as of March 31, 2012.

Development and Redevelopment Progress

- Seven in-process developments/redevelopments totaling $200 million that are 81% pre-leased.
- Delray Marketplace: Construction continues at Delray Marketplace in Delray Beach, Florida and scheduled to open in November 2012.
- Holly Springs Towne Center (formerly New Hill Place): Site work construction continues on Phase I of Holly Springs Towne Center near Raleigh, North Carolina.
- Four Corner Square: Demolition work is underway at Four Corner Square near Seattle, Washington.
- Rangeline Crossing (formerly The Centre): Commenced construction on redevelopment project to be anchored by organic grocery Earth Fare.

KRG LISTED NYSE

KITE REALTY GROUP

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* COMPANY OVERVIEW Acquisition and Disposition Activity Cove Center: Acquired the Publix-anchored unencumbered shopping center in Stuart, Florida in June 2012 for $22 million. 12th Street Plaza: Acquired the Publix-anchored shopping center in Vero Beach, Florida in August 2012 for $15 million. South Elgin Commons: Disposed of this property in South Elgin, Illinois (Chicago MSA) and the majority of the net proceeds of $9 million were utilized to fund the acquisition of Cove Center. Gateway Shopping Center: Disposed of this property in Marysville, Washington (Seattle, MSA) for net proceeds of $7 million. Debt & Capital Markets Closed on a $125 million unsecured seven-year term loan. Amended the $200 million unsecured revolving credit facility that reduced the interest rate and extended the maturity date. Closed on a $37.5 million construction loan to fund construction at Holly Springs Towne Center Phase 1. Closed on a $23 million construction loan to fund construction at Four Corner Square. No 2012 maturities remain and only $11.1 million matures over the next 12 months. Less than 20% of total debt matures over the next 3.5 years. Information as of June 30, 2012 KITE REALTY GROUP

OPERATING METRICS

* LEASED PERCENTAGES: RETAIL OPERATING PORTFOLIO KITE REALTY GROUP

CASH RENT SPREADS KITE REALTY GROUP * Q2 2012 Q1 2012 FY 2011 FY 2010 New Leases 22.7% 13.5% 8.6% 9.8% Renewals 4.9% 0.4% 2.9% <3.5%> Weighted Total 14.6% 7.2% 6.4% 5.1% Eleven consecutive quarters of positive aggregate cash rent spreads

QUALITY RETAIL TENANT BASE KITE REALTY GROUP * Annualized base rent represents the monthly contractual rent for June 2012 for each applicable tenant multiplied by 12. Excludes tenant reimbursements. S&P credit ratings for parent company as of 7/20/2012. Information as of June 30, 2012 Percent of Portfolio S&P Annualized Credit Base Rent Rating 1 Publix Supermarket 3.3% n/a 2 Bed Bath & Beyond / Buy Buy Baby 2.7% BBB+ 3 Lowe's Home Improvement 2.2% A- 4 Petsmart 2.2% BB+ 5 Marsh Supermarkets 2.0% n/a 6 Dick's Sporting Goods 1.8% n/a 7 Staples 1.6% BBB 8 Beall's 1.5% n/a 9 Ross Stores 1.5% BBB+ 10 HEB Grocery Company 1.5% n/a 20.3%

DEVELOPMENT/REDEVELOPMENT/ACQUISITIONS

KITE REALTY GROUP * DELRAY MARKETPLACE Delray Beach, Florida Development Update Including anchors Publix and Frank Theatres, we currently have 28 executed leases. The center is approximately 76% pre-leased or committed. Vertical construction is underway and tenant deliveries began in July. The $94 million project is scheduled to open in November 2012.

KITE REALTY GROUP * HOLLY SPRINGS TOWNE CENTER Holly Springs, North Carolina Development Update (cont.) The 126,000 square foot Target building pad was delivered in June 2012. Building pads are in place. Vertical construction on 205,000 SF of buildings commenced on July 30, 2012. The $57 million development of Phase I is approximately 80% pre-leased or committed including Dick’s Sporting Goods, Marshall’s, Michael’s, and Petco. Closed on a $37.5 million loan with Bank of America on August 1, 2012 for Phase I.

KITE REALTY GROUP * FOUR CORNER SQUARE Maple Valley, Washington Redevelopment Update Commenced construction in Q1, 2012. Three anchor leases for 80,000 total square feet are fully executed with Grocery Outlet, Johnson’s Home & Garden, and Walgreens. The center is approximately 84% leased or committed as of June 30, 2012. Closed on a $23 million loan with US Bank in July 2012. The $24 million project is scheduled to partially open in late 2012.

KITE REALTY GROUP * RANGELINE CROSSING Carmel, Indiana Redevelopment Update Transitioned to in-process redevelopment in Q2, 2012. Organic grocer Earth Fare will anchor the center. Leasing momentum is strong with multiple tenant negotiations under way. The project is 87.5% leased or committed. The initial phase of the $15.5 million redevelopment is scheduled to be completed in June 2013.

KITE REALTY GROUP * RECENTLY ACQUIRED REAL ESTATE Cove Center – Stuart, Florida Acquired in June for $22 million and was 96.3% leased as of June 30, 2012. Anchored by Publix Supermarket and Beall’s Department Store. Potential for redevelopment 12th Street Plaza – Vero Beach, Florida Acquired in August for $15 million and was 99.0% leased as of July 31, 2012. Anchored by Publix Supermarket and Stein Mart.

KITE REALTY GROUP * HIGH QUALITY RECENTLY COMPLETED REAL ESTATE Rivers Edge Successfully redeveloped and was 100% leased as of June 30, 2012. Anchored by Nordstrom Rack, The Container Store, buybuy Baby, Arhaus Furniture, and BGI Fitness. Eddy Street Commons (University of Notre Dame) Successfully developed and was 96.3% leased as of June 30, 2012. Anchored by Urban Outfitters, Hammes Bookstore, and University of Notre Dame.

KITE REALTY GROUP * HIGH QUALITY RECENTLY COMPLETED REAL ESTATE Cobblestone Plaza Successfully developed and was 94.0% leased as of June 30, 2012. Anchored by Whole Foods. Oleander Place Whole Foods opened at the end of May 2012. Successfully redeveloped and was 90% leased or committed as of June 30, 2012.

DEBT & CAPITAL MARKETS

KITE REALTY GROUP * BALANCE SHEET PROGRESS Weighted-average debt maturities extended to 5.3 years as of June 30, 2012 from 4.2 years as of March 31, 2012. Only 18% of debt maturities over the next 3.5 years. Unencumbered asset pool increased to over 40% of total assets and continues to expand. Consolidated Construction in Progress (CIP) projected to be less than 5% of total assets after completion of in-process developments:

KITE REALTY GROUP * DEBT AND CAPITAL MARKETS UPDATE Primary Balance Sheet Initiatives Manage floating rate debt to a target of 20% of total debt. De-levering in process through NOI growth, non-core asset sales, and select acquisitions. Significant 2012 Debt Transactions Closed on $125 million unsecured seven-year term loan with an interest rate of LIBOR plus 210 to 310 basis points. Closed on an amendment to the $200 million unsecured revolving credit facility that reduced the interest rate by 35 basis points and extended the term to April 30, 2017, including a one-year extension option. Closed on construction loans for development at Four Corner Square and Holly Springs Towne Center – Phase I.

KITE REALTY GROUP * SCHEDULE OF DEBT MATURITIES Substantially completed goal of extending and staggering our near-term debt maturities Information as of June 30, 2012 (1) Chart excludes annual principal payments and net premiums on fixed rate debt. Assumes the Company exercises the one year extension option on unsecured line of credit.

KITE REALTY GROUP * SOURCES OF CASH NOI GROWTH Stabilization of recently completed developments and redevelopments at Cobblestone Plaza, Rivers Edge, and Oleander Place. Completion of Delray Marketplace, Holly Springs Towne Center – Phase I, Four Corner Square, and Rangeline Crossing (which have recently commenced construction) will occur over the next 12 to 18 months. Executed leases over 5,000 feet undergoing tenant build out including two anchor tenants at Plaza at Cedar Hill.